UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2025

LAGO Evergreen Credit

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56728	33-1867642
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 S. Wacker Drive, Suite 3540 Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (773) 417-5246

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Third Amendment to LAGO Evergreen SPE, LLC’s Loan and Security Agreement

On December 12, 2025, LAGO Evergreen Credit (the “Company”) entered into the Third Amendment to the Loan and Security Agreement and Joinder (the “Third Amendment to the Loan and Security Agreement”) that amends that certain Loan and Security Agreement dated February 28, 2025 (as amended, the “Loan and Security Agreement”), by and among LAGO Evergreen SPE, LLC, as Borrower, the Company, as Servicer and as Originator, LAGO Asset Management, LLC, as Investment Manager, Keybank National Association, as Syndication Agent, as Agent for the Lenders and as the Lender.

The Third Amendment to the Loan and Security Agreement amends the Loan and Security Agreement to, among other things, increase the available borrowings under the Third Amendment to the Loan and Security Agreement from $75,000,000 to $125,000,000 and add Axos Bank, as a new Lender.

The terms of the Third Amendment to the Loan and Security Agreement became effective on December 12, 2025.

Borrowing under the Third Amendment to the Loan and Security Agreement remains subject to the leverage restrictions contained in the Investment Company Act of 1940, as amended.

Capitalized terms under this Item 1.01, unless otherwise defined herein, have the meaning ascribed to them under the Third Amendment to the Loan and Security Agreement. The description above is only a summary of the material provisions of the Third Amendment to the Loan and Security Agreement and is qualified in its entirety by reference to the copy of the Third Amendment to the Loan and Security Agreement that is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 2.03. Creation of Direct Financial Obligation

The information included under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

Third Amendment to the Loan and Security Agreement, dated December 12, 2025, by and between LAGO Evergreen SPE, LLC, as Borrower, the Company, as Servicer and as Originator, LAGO Asset Management, LLC, as Investment Manager, KeyBank National Association, as Syndication Agent, as Agent for the Lenders and as the initial Lender and Axos Bank, as a new Lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAGO Evergreen Credit

Date: December 17, 2025	By:	/s/ Tim Gottfried
Tim Gottfried
Chairman of the Board and Chief Executive Officer